UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2011

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (727) 237-51-25
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)           On August 3, 2011, the Board of Directors of BMB Munai, Inc. (the “Company”) authorized, subject to the successful completion of the previously announced sale of its wholly-owned operating subsidiary, Emir Oil LLP, to a wholly-owned subsidiary of MIE Holdings Corporation (the “Sale”), the voluntarily delisting of the Company’s common stock, $.001 par value per share (“Common Stock”), from the NYSE Amex LLC (the “Amex”).  The Company notified the Amex of its intention on August 5, 2011. The Company expects that the last day of trading of its Common Stock on the Amex will be ten calendar days after the closing of the Sale. Notwithstanding the voluntary removal from listing on the Amex of its shares of Common Stock, the Company intends to continue to file periodic and other reports and make other filings with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended, for the foreseeable future.

Cautionary Note Regarding Forward-Looking Statements

This current report contains “forward-looking” statements regarding the Company’s proposed Sale, the closing of the transaction, the delisting of its Common Stock from the Amex and the timing thereof, and the continuation of Securities and Exchange Commission filings. All such forward-looking statements are subject to uncertainty and changes in circumstances. No forward-looking statements are guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include the failure of any one or more of the closing conditions to the Sale, termination of the definitive purchase agreement, and other economic, business and regulatory risks and factors identified in the Company’s periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 7.01                      Regulation FD Disclosure.

On August 5, 2011, the Company issued a press release announcing the Company’s intention to delist voluntarily from the Amex. A copy of press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated August 5, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: August 9, 2011	By:	/s/ Gamal Kulumbetov
Gamal Kulumbetov
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated August 5, 2011